EXHIBIT 10.100
AMENDMENT GAAMD-STAR030707-03 To
PROVIDER MASTER SERVICES AGREEMENT
This Amendment GAAMD-STAR030707-03 effective as of the date it has been signed by both parties (“Effective Date”), between StarTek USA, Inc. (“StarTek”), a Delaware corporation, and AT&T Mobility LLC, a Delaware limited liability company, f/k/a Cingular Wireless LLC (“AT&T Mobility”), on behalf of itself and its Affiliates, amends that certain Provider Master Service Agreement dated January 1, 2002, as amended.
RECITALS
WHEREAS, AT&T Mobility and StarTek entered into a Provider Master Service Agreement on January 1, 2002 (the “MSA”);
WHEREAS AT&T Mobility and StarTek executed Amendment No. 001 to the MSA dated April 1, 2004 incorporating a Statement of Work (“SOW”) to provide services to AT&T Mobility;
WHEREAS AT&T Mobility and StarTek desire to amend the term of the MSA and the term of the SOW;
NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the MSA and SOW as follows:
1. Section IV. “Term” of the SOW is hereby deleted in its entirety and it is replaced with the following:
“IV. ‘Term’ This SOW shall begin on April 1, 2004 (“Effective Date”) and end on May 31, 2007.”
2. Section 8. “Term and Extension of Relationship” of the MSA is hereby deleted in its entirety and it is replaced with the following:
“8. Term and Extension of Relationship
This MSA is effective as of March 21, 2002 (‘Effective Date’) and ends on May 31, 2007.”
3. Except as amended by this Amendment GAAMD-STAR030707-03, the MSA and SOW are not otherwise modified, revoked or superseded and remain in full force and effect.
4. This Amendment supersedes that certain “GAAMD-STARSTAR1A-02 To CALL CENTER SERVICES ORDER 1A” signed by the parties on February 26 and March 1, 2007, which is hereby rescinded.
IN WITNESS WHEREOF, the parties execute this Amendment as of the Effective Date.

AT&T Mobility LLC	StarTek USA, Inc.

By: /s/ George Foley	By: /s/ Chad A. Thorpe

Printed Name: George Foley	Printed Name: Chad A. Thorpe

Title: ED MI	Title: Regional Vice President

Date: 4/16/2007	Date: March 27, 2007
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Mobility, StarTek, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.